As filed with the Securities and Exchange Commission on [date]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07959

                              ADVISORS SERIES TRUST
               (Exact name of registrant as specified in charter)

                              615 EAST MICHIGAN ST.
                               MILWAUKEE, WI 53202
               (Address of principal executive offices) (Zip code)

                                 ERIC M. BANHAZL
                              ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                     (Name and address of agent for service)

                                 (414) 765-5340
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2005
                         ----------------

Date of reporting period:  APRIL 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

SEMI-ANNUAL REPORT
PERIOD ENDING APRIL 30, 2005

   P     I     C
-------------------
 P R O V I D E N T
-------------------
I N V E S T M E N T
-------------------
C  O  U  N  S  E  L
-------------------

                           FAMILY OF GROWTH-ORIENTED
                           MUTUAL FUNDS
                           |_| Small Cap Growth Fund, Class I
                           |_| Small Cap Growth Fund, Class A
                           |_| Flexible Growth Fund, Class I
                           |_| Select Growth Fund, Class I

                                    CONTENTS

MARKET REVIEW & OUTLOOK ...................................................   1

FUND REVIEW ...............................................................   2

        o SMALL CAP GROWTH FUND ...........................................   2

        o FLEXIBLE GROWTH FUND ............................................   6

        o SELECT GROWTH FUND ..............................................  10

INFORMATION ABOUT YOUR FUND'S EXPENSES ....................................  14

SCHEDULE OF INVESTMENTS ...................................................  15

        o SMALL CAP GROWTH FUND ...........................................  15

        o FLEXIBLE GROWTH FUND ............................................  18

        o SELECT GROWTH FUND ..............................................  20

STATEMENTS OF ASSETS AND LIABILITIES ......................................  22

STATEMENTS OF OPERATIONS ..................................................  23

STATEMENTS OF CHANGES IN NET ASSETS .......................................  24

FINANCIAL HIGHLIGHTS ......................................................  26

NOTES TO FINANCIAL STATEMENTS .............................................  30

NOTICE TO SHAREHOLDERS ....................................................  35

OTHER INFORMATION ..................................................  BACK COVER

                             MARKET REVIEW & OUTLOOK
================================================================================

U.S. EQUITY
INVESTMENT ENVIRONMENT

For the quarter ended April 30, 2005 all major equity indices experienced negative returns as the table below indicates. This was a marked departure from the previous quarter ended January 31, 2005, where returns were strongly positive across the board. Returns for the entire six-month period, while positive for most equity indexes, were not as strong as most investors had both expected and hoped for, given the strength of the economy and corporate profits. The recent slowing in GDP growth, coupled with the expectation that the Federal Reserve will continue its tightening policy into the summer months, has left investors nervous, and this has been reflected in an increase in market volatility. Given the length of the economic recovery, now in its 42nd month, it is not unexpected that some slowing is occurring. However, the economy continues to expand, corporate earnings are continuing to make solid progress, and while the percentage change in earnings growth for market indices is moderating from 2004's strong pace, we are finding companies for the Fund portfolios which we believe will record double-digit revenue and earnings gains this year. While negative returns of the most recent quarter are never something we like our shareholders to experience, the declines have been in line with historical return patterns after a strong run in equity values, such as we experienced in the 2003/4 time period. Some pull-back is normal.

Below is the performance of the broad market indices for each quarter making up the semi-annual period ended 4/30/05.

                               MARKET PERFORMANCE
--------------------------------------------------------------------------------
                              10/31/04 -           1/31/05 -        10/31/04 -
INDEX                          1/31/05             4/30/05           4/30/05
--------------------------------------------------------------------------------
S&P 500 Index                   4.96%               -1.61%             3.28%
--------------------------------------------------------------------------------
Russell 1000 Growth Index       3.92%               -2.66%             1.15%
--------------------------------------------------------------------------------
Russell 2000 Growth Index       7.29%               -8.64%            -1.98%
--------------------------------------------------------------------------------
NASDAQ Index                    4.43%               -6.82%            -2.70%
--------------------------------------------------------------------------------

The NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market system traded foreign common stocks and ADR's.

Past performance does not guarantee future results.

INVESTMENT
OUTLOOK
--------------------------------------------------------------------------------
We continue to focus on longer-term fundamentals and feel that what is not getting much "press" is that earnings continue to make solid progress. Relatively few of the companies in the Fund portfolios have missed estimates, and most company managements, while conservative in their estimates given the current regulatory/legal environment, are confident of their ability to continue to grow earnings at above average rates. It is this backdrop that has led us to maintain our positive stance toward the prospects for the Funds this year. While overall market returns have been weak for most of the first four months of 2005, the silver lining has been that valuations have become more reasonable as prices have declined and the companies in the Fund portfolios have, by and large, continued to record strong revenue and profit growth. The combination of these two factors has broadened the list of attractive growth opportunities and made many of the existing holdings even more attractive. In many cases, we have taken this opportunity across all Funds to add to our existing holdings. We continue to keep the cash reserves in the Funds at an operational minimum.

We always monitor very carefully all Fund holdings, but currently we are particularly watchful over those in the Information Technology sector. The critical question for the broad sector continues to be whether business spending will remain muted or pick up beyond current levels, which are just sufficient to absorb current levels of inventory build in many areas of technology. Since our last report we have reduced all of the Funds' percentage commitment to this sector.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
================================================================================

   PHILOSOPHY &
   APPROACH

o Research and invest in small cap companies with above-average, sustainable revenue and earnings growth;

o Utilize fundamental research to build a portfolio of category leading companies that exhibit:

o  Catalysts for growth

o  Outstanding company managements

o  Measurable and superior financial characteristics

   FUND
   SUMMARIES

   CLASS I

o  Ticker Symbol: PISCX

o  Fund Number: 1481

o  CUSIP: 693365405

o  Number of Holdings: 134

   CLASS A

o  Ticker Symbol: PINSX

o  Fund Number: 1482

o  CUSIP: 693365801

o  Number of Holdings: 134

SMALL CAP GROWTH FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
The Provident Investment Counsel Small Cap Growth Fund, Class I and Class A returned 0.59% and 0.37% for the six-month period ended April 30, 2005, respectively. By comparison, for the same time period the Russell 2000 Growth Index, the Fund's benchmark, produced a return of -1.98%. During the quarter ended 1/31/05, the Fund underperformed the benchmark, but in the quarterly period just ended in April, meaningfully outperformed the benchmark. The major swing factor for the two quarters was the performance of the Fund's health care holdings which did poorly in the 1st fiscal quarter, but strongly outperformed in the 2nd fiscal quarter. In the Fund's annual report last October we commented, given the close nature of the presidential election, that health care stocks were suffering under a cloud of uncertainty. We said with the re-election of President Bush that the cloud had been lifted, and we anticipated better performance from the Health Care sector. The sector has seen solid advances, and the Fund's stock selection within the sector has strongly outperformed the Health Care sector within the Russell 2000 Growth Index.

In addition to strong performance from the Health Care sector for the six-month period, the Fund also did well through strong stock selection in the Industrials, Telecommunication Services, and Consumer Discretionary sectors. The sectors that detracted the most from the Fund's return were Financials, Energy, and to a small extent stock, selection within the Information Technology sector. The ten stocks that have contributed the most to the Fund's relative outperformance over the six-month period include Chicago Bridge & Iron Co. N.V., Ventana Medical Systems Inc., Intuitive Surgical Inc., Macromedia Inc., Western Wireless Corp., Radiation Therapy Services Inc., American Pharmaceutical Partners Inc., Cogent Inc., Electronics Boutique Holdings Corp., and Station Casinos Inc. The ten stocks that detracted the most from the Fund's return were Tekelec Inc., Direct General Corp., Amegy Bancorp. Inc., Motive Inc., TIBCO Software Inc., Avocent Corp., UCBH Holdings Inc., Ariba Inc., InfoSpace Inc., and iPayment Inc.

For the better part of the last several years value equities have outperformed growth equities. While we still have not seen a change in trend, we feel confident that unit growth in the valuation of equities will be accorded greater importance by investors in the months to come. Once this happens, growth companies with better revenue opportunities (i.e. strong unit growth) should begin a period of sustained outperformance.

CLASS I, RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
IF INVESTED ON 9/30/93
                                                 RUSSELL
                                     SMALL        2000
                                     CAP I       GROWTH
                                      FUND        INDEX

                        9/30/93      10,000      10,000
                        4/30/94       9,478       9,860
                        4/30/95      10,514      10,722
                        4/30/96      18,823      14,941
                        4/30/97      14,948      12,917
                        4/30/98      20,959      18,562
                        4/30/99      18,290      17,862
                        4/30/00      37,401      23,468
                        4/30/01      27,914      17,635
                        4/30/02      23,468      16,132
                        4/30/03      18,385      12,341
                        4/30/04      25,263      17,471
                        4/30/05      25,551      17,375

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
================================================================================

                                               LEAD PORTFOLIO MANAGERS
                                                -----------------------
                                                     photo omitted

                                                   Andrew J. Pearl, CFA
                                                   17 Years Experience

                                                     photo omitted

                                                   Ned W. Brines, CFA
                                                  19 Years Experience

                                                      TEAM MEMBERS
                                                   Nick A. Blankl, CFA
                                                   6 Years Experience

                                                     Barry B. Burch
                                                   12 Years Experience

                                                   Randal R. Chin, CFA
                                                   17 Years Experience

                                                  Michael D. Emery, CFA
                                                   10 Years Experience

                                                 James M. Landreth, CFA
                                                   15 Years Experience

                                                 Anne E. Westreich, CFA
                                                   13 Years Experience

CLASS A, RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
IF INVESTED ON 2/3/97
                                      SMALL        RUSSELL
                                      CAP A          2000
                                       WITH         GROWTH
                                       LOAD         INDEX

                       2/3/97         10,000        10,000
                      4/30/97          7,747         8,648
                      4/30/98         10,801        12,428
                      4/30/99          9,359        11,959
                      4/30/00         19,416        15,712
                      4/30/01         14,411        11,807
                      4/30/02         12,064        10,801
                      4/30/03          9,406         8,263
                      4/30/04         12,865        11,697
                      4/30/05         12,931        11,633

INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 4/30/05

                                                                                    SINCE
                                         1 YEAR    3 YEARS*  5 YEARS*  10 YEARS*  INCEPTION*
PIC Small Cap Growth Fund - Class I
  (Inception September 30, 1993)          1.06%      2.85%    -7.35%      9.28%     8.43%
Russell 2000 Growth Index                -0.55%      2.50%    -5.83%      4.95%     4.88%

PIC Small Cap Growth Fund - Class A
  (With Load)
  (Inception February 3, 1997)           -5.27%      0.34%    -8.90%         --     3.17%

PIC Small Cap Growth Fund - Class A
  (Without Load)
  (Inception February 3, 1997)            0.51%      2.34%    -7.81%         --     3.91%

Russell 2000 Growth Index                -0.55%      2.50%    -5.83%         --     1.85%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643. PERFORMANCE DATA SHOWN REFLECTS THE CLASS A MAXIMUM SALES CHARGE OF 5.75%.

----------
   * Average Annual Total Return represents the average change in account value over the periods indicated. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

      RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
================================================================================

TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                 % OF
SECURITY                         NET ASSETS   DESCRIPTION
--------------------------------------------------------------------------------
CHICAGO BRIDGE & IRON CO.        1.96%        Engineering, procurement and
                                              construction company serving
                                              hydrocarbon, oil and gas, and
                                              utility industries worldwide.

NII HOLDINGS, INC.               1.88%        An international wireless
                                              communication services provider in
                                              Brazil, Mexico, Argentina and
                                              Peru.

UTI WORLDWIDE, INC.              1.56%        Global integrated logistics
                                              company engaged in air/ocean
                                              freight forwarding, contract
                                              logistics and distribution.

VENTANA MEDICAL SYSTEMS, INC.    1.51%        Develops, manufactures and markets
                                              instruments/ consumables used to
                                              automate diagnostic and drug
                                              discovery procedures in clinical
                                              histology and drug discovery
                                              laboratories worldwide.

VCA ANTECH, INC.                 1.42%        Provides veterinary services
                                              through a network of 315 hospitals
                                              and 27 diagnostic laboratories in
                                              36 states. The company also sells
                                              ultrasound and digital radiography
                                              imaging equipment to the
                                              veterinary industry.

EQUINIX, INC.                    1.39%        Designs, builds and operates
                                              neutral internet business exchange
                                              (IBX) centers. The company's IBX
                                              centers provides e-commerce
                                              companies, content providers and
                                              application service providers with
                                              the ability to directly
                                              interconnect with a choice of
                                              bandwith providers, internet
                                              service providers and site &
                                              performance management companies.

SIERRA HEALTH SERVICES, INC.     1.36%        Managed health care organization
                                              that provides a broad range of
                                              health care services through its
                                              subsidiaries, including HMO's,
                                              managed indemnity plans, third
                                              party administrative services and
                                              military health service programs.

HEADWATERS, INC.                 1.35%        Develops technology that increases
                                              the value of coal and other
                                              natural resources as an energy
                                              source through effi- ciencies in
                                              mining, combustion and emission
                                              control.

AARON RENTS, INC.                1.34%        The company rents and sells
                                              furniture, household appliances,
                                              accessories, business equipment
                                              and consumer electronics.

UNITED NATURAL FOODS, INC.       1.31%        Distributes natural/organic foods
                                              via 15 distribution facilities and
                                              operates 12 natural products
                                              stores. The company distributes to
                                              over 18,000 customers including
                                              Whole Food Market, Wild Harvest
                                              and Wild Oats Markets.
--------------------------------------------------------------------------------
Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

SECTOR ALLOCATION
--------------------------------------------------------------------------------
                                                            % OF
                                                         NET ASSETS
 PIE CHART                 Information Technology           27.1%
 OMITTED                   Health Care                      18.3%
                           Industrials                      16.9%
                           Consumer Discretionary           15.9%
                           Energy                            6.6%
                           Financials                        5.5%
                           Materials                         3.8%
                           Telecommunication Services        3.7%
                           Consumer Staples                  2.2%

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
================================================================================

STRATEGIC VIEW
--------------------------------------------------------------------------------
The Fund's largest stock weightings are in the Information Technology, Industrials, Consumer Discretionary, and Health Care sectors. These four sectors combine to make up over 75% of the Fund's net assets. It is in these sectors where we are finding the most robust outlook for earnings growth. Additionally, consistency of earnings growth has become an increasingly important metric to investors, and concomitantly we are placing greater emphasis not only on the absolute growth rates, but on what we believe will be the sustainability of those rates. The result has been that gradually your management team has shifted the Fund portfolio toward more stable growth companies, which has resulted in modest changes to the sector weightings of the Fund.

Despite weak absolute returns in the small cap universe over the past several months, we believe our strategy is working reasonably well in this environment due to two primary factors. First, our continuing focus on those unique areas that represent attractive opportunities, such as freight & logistics, mining, and a variety of energy related investments, have been successful. We believe that the Fund's allocation to these strong performing areas supports the value of a bottoms-up research approach, where our investment teams are encouraged to seek out the best growth opportunities regardless of the industry. A second factor benefiting the Fund portfolio is sector and industry-specific construction, which is largely a result of our bottoms-up research process. For example, the Fund's underweight position in the Information Technology sector has helped provide some protection, particularly in economically sensitive areas such as semiconductors. Positioning within the Health Care sector has also helped, where the portfolio has had little exposure to biotechnology, but also where we have recently increased the allocation to health services companies.

While pursuing the strategy outlined above, we have maintained strong growth characteristics for the Fund's portfolio. As of the fiscal quarter end, the Fund's long-term earnings growth rate was 22.5% versus 16.3% for the benchmark Russell 2000 Growth Index. Another metric which we follow closely, is the portfolio earnings growth rate compared to its price-to-earnings ratio. This ratio, called the P/E to growth rate, is 1.02 for the Fund, versus 1.50 for the benchmark index. These metrics are attractive, and we believe bode well for better absolute and relative returns moving forward.

The small cap growth marketplace will present both challenges and opportunities for investors this year as it appears that U.S. economic growth, while still positive, is no longer accelerating at the rates experienced in 2004. In such an environment, earnings growth becomes scarcer, and investors are often willing to pay a premium for those companies that are able to produce strong results - a positive for growth investors. We have been successful so far this year at finding those attractive pockets of growth as many of the Fund portfolio companies reported strong results during the past quarter and have provided positive guidance for the rest of the year. We thank you for entrusting your hard earned assets to our care, and we will continue to endeavor to work on your behalf to be certain that the trust is well deserved.

----------
      The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells and is the most common measure of how expensive a stock is.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
================================================================================

   PHILOSOPHY &
   APPROACH

o Research and invest in companies with above-average, sustainable revenue and earnings growth;

o Utilize fundamental research to build a portfolio of category leading companies that exhibit:

o  Catalysts for growth

o  Outstanding company managements

o  Measurable and superior financial characteristics

   FUND SUMMARY

o  Ticker Symbol: PFLEX

o  Fund Number: 1484

o  CUSIP: 693365850

o  Number of Holdings: 40

FLEXIBLE GROWTH FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
The Provident Investment Counsel Flexible Growth Fund, Class I returned 6.74% for the six-month period ended April 30, 2005. By comparison, for the same time period the Russell 1000 Growth Index, the Fund's benchmark, produced a return of 1.15%. During both quarters of the semi-annual review period the Fund outperformed the benchmark. The major factor for the outperformance during the six-month period was the performance of the Fund's health care and financials holdings. In the Fund's annual report last October we commented, given the close nature of the presidential election, that health care stocks were suffering under a cloud of uncertainty. We said, with the re-election of President Bush the cloud had been lifted, and that we anticipated better performance from the Health Care sector. The sector has seen solid advances and the Fund's stock selection within the sector strongly outperformed the Health Care sector within the Russell 1000 Growth Index. For the six-month period the Fund's health care stocks advanced over 17% while the benchmark sector return advance was just under 10%.

In addition to strong performance from stocks within the Health Care sector for the six-month period, stock selection within the Financials, Materials, and Information Technology sectors lifted relative returns. During the period under review there was only one sector where the Fund failed to outperform the benchmark and that was in the Energy sector where we correctly overweighted the sector which had very strong returns, but our stock selection was weak with Nabors Industries Ltd., BJ Service Inc., and Smith International Inc. lagging in performance for the period. We still hold all three companies as we believe their long-term outlook remains very promising. The ten stocks that contributed the most to the Fund's absolute returns and relative outperformance over the six-month period include UnitedHealth Group Inc., Genentech Inc., Cognizant Technology Solutions Corp., Alcon Inc., Teva Pharmaceutical Industries Ltd., Monsanto Co., Countrywide Financial Corp., CVS Corp., Rockwell Collins Corp., and Pulte Homes Inc. The ten stocks that detracted the most from the Fund's return were Forest Laboratories Inc., Symantec Corp., Harley-Davidson Inc., Sanmina-SCI Corp., SAP AG, Tractor Supply Co., Lowe's Cos., Cisco Systems Inc., Tyco International Ltd., and Kohl's Corp.

For the better part of the last several years value equities have outperformed growth equities. While we still have not seen a change in trend we feel confident that unit growth in the valuation of equities will be accorded greater importance by investors in the months to come. Once this happens, growth companies with better revenue opportunities i.e. strong unit growth should begin a period of sustained outperformance. Finally, large cap growth equities have taken a back seat to small cap equities for a number of years, with small growth strongly outperforming large growth. While it may be too early to say that a trend has developed, during the six-month period ended 4/30/05, the Russell 1000 Growth Index (large cap) outperformed the Russell 2000 Growth Index (small cap) by over 3%, with respective returns of 1.15% versus -1.98%.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
================================================================================

                                               PORTFOLIO MANAGERS
                                               ------------------
                                                  photo omitted

                                              Susan J. Perkins, CFA
                                               24 Years Experience

                                                  photo omitted

                                              Derek S. Derman, CFA
                                               14 Years Experience

                                                RESEARCH ANALYSTS
                                                -----------------
                                               Nick A. Blankl, CFA
                                               6 Years Experience

                                               Ned W. Brines, CFA
                                               19 Years Experience

                                                 Barry B. Burch
                                               12 Years Experience

                                               Randal R. Chin, CFA
                                               17 Years Experience

                                              Michael D. Emery, CFA
                                               10 Years Experience

                                               Sean C. Kraus, CFA
                                               9 Years Experience

                                             James M. Landreth, CFA
                                               15 Years Experience

                                              Evelyn D. Lapham, CFA
                                               24 Years Experience

                                                  Rose Han Park
                                               14 Years Experience

                                              Andrew J. Pearl, CFA
                                               17 Years Experience

                                             Anne E. Westreich, CFA
                                               13 Years Experience

                                                John J. Yoon, CFA
                                               16 Years Experience

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
IF INVESTED ON 3/31/99
                                                 RUSSELL
                                                 MID CAP
                                                  GROWTH
                                      FUND         INDEX
                        3/31/99      10,000       10,000
                        4/30/99       9,884       10,456
                        4/30/00      19,247       16,001
                        4/30/01      16,952       11,285
                        4/30/02      13,648        9,592
                        4/30/03      10,684        7,993
                        4/30/04      13,647       10,881
                        4/30/05      14,605       11,649

INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 4/30/05
                                                                       SINCE
                                       1 YEAR   3 YEARS*   5 YEARS*  INCEPTION*
PIC Flexible Growth Fund - Class I
  (Inception March 31, 1999)            6.24%    1.55%      -5.76%     6.42%
Russell 1000 Growth Index               0.40%    1.51%     -10.75%    -5.19%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643.

----------
   * Average Annual Total Return represents the average change in account value over the periods indicated. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

      RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS, HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
================================================================================

TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                    % OF
SECURITY                         NET ASSETS   DESCRIPTION
UNITEDHEALTH GROUP, INC.            6.72%     Provides health care coverage and
                                              related services, serving over 50
                                              million Americans.

JOHNSON & JOHNSON                   4.73%     Manufactures health care products
                                              and provides related services for
                                              consumer, pharmaceutical and
                                              medical markets.

TEVA PHARMACEUTICAL                 4.51%     An Israeli manufacturer and
INDUSTRIES, LTD. - ADR                        exporter of generic, branded
                                              and innovative drugs and active
                                              pharmaceutical ingredients.

COUNTRYWIDE FINANCIAL CORP.         4.44%     Originates, purchases, securitizes
                                              and services mortgage loans to
                                              customers throughout the United
                                              States.

COGNIZANT TECHNOLOGY SOLUTIONS      4.32%     Provider of custom information
CORP.                                         technology design, development,
                                              integration and maintenance
                                              services

ST. JUDE MEDICAL, INC.              4.18%     Manufactures pacemakers,
                                              implantable cardioverter
                                              difibrillators and other
                                              cardiovascular medical devices.

GENENTECH, INC.                     3.94%     Develops biotherapeutics for the
                                              treatment of cancer, growth
                                              hormone deficiency, heart attacks,
                                              asthma, cystic fibrosis, and
                                              chronic plaque psoriasis.

SLM CORP.                           3.32%     A Government-sponsored enterprise
                                              providing private funding,
                                              delivery and servicing support for
                                              education loans.

SAP AG - ADR                        3.24%     A German company engaged in the
                                              development of client/ server
                                              enterprise application software
                                              for businesses.

ALCON, INC.                         3.02%     Manufactures and markets
                                              pharmaceuticals, surgical
                                              equipment and devices, contact
                                              lens care and other vision care
                                              products to treat conditions of
                                              the eye.
--------------------------------------------------------------------------------
Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

SECTOR ALLOCATION
--------------------------------------------------------------------------------
                                                          % OF
                                                        NET ASSETS
                           Health Care                    34.9%
 PIE CHART                 Information Technology         18.4%
 OMITTED                   Consumer Discretionary         15.7%
                           Financials                     14.4%
                           Energy                          7.5%
                           Industrials                     4.6%
                           Consumer Staples                2.4%
                           Materials                       2.1%

STRATEGIC VIEW
--------------------------------------------------------------------------------
The Fund's largest stock weightings are in the Health Care, Information Technology, Consumer Discretionary, and Financials sectors. These four sectors combine to make up over 80% of the Fund's net assets. It is in these sectors where we are finding the most robust outlook for earnings growth. Additionally, consistency of earnings growth has become an increasingly important metric to investors and concomitantly we are placing greater emphasis not only on the absolute growth rates, but on what we believe will be the sustainability of those rates. The result has been that gradually your management team has shifted the Fund portfolio toward more stable growth companies which has resulted in modest changes to the sector weightings of the Fund. Despite only modestly positive returns for large cap equities over the six-month period under review, the Fund portfolio has navigated a difficult market by providing a positive absolute rate of return and a strong comparison versus its benchmark, the Russell 1000 Growth

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
================================================================================

Index. We believe our strategy is working well in this environment due to two primary factors. First, our continuing focus on those unique areas that represent attractive opportunities, such as well positioned health care companies with strong balance sheets and proprietary products or services, and in the financial services area where the Fund holdings are primarily concentrated in companies whose long-term outlook, in our view, remains very positive despite rising interest rates. We are comfortable with the Fund's commitment to the financials area in as much as we believe the portfolio's holdings can weather the storm of rising interest rates provided rates don't rise so significantly as to derail the economic expansion, which we think is unlikely. The portfolio's holdings are not particularly sensitive to moderately rising rates, and we believe they will continue to provide solid outperformance over the course of the year. We believe that the Fund's allocation to these strong performing areas supports the value of a bottoms-up research approach, where our investment team is seeking out the best growth opportunities regardless of the industry. A second factor benefiting the Fund portfolio is sector and industry-specific construction, which is largely a result of our bottoms-up research process. For example, the Fund's underweight position in the Information Technology sector has helped provide some protection, particularly in economically sensitive areas such as semiconductors. Our positioning within the Energy sector has also helped from an allocation point of view, and the specific holdings, while underper-forming recently, we believe hold strong long-term promise.

While pursuing the strategy outlined above, we have maintained strong growth characteristics for the Fund's portfolio. As of quarter end, the Fund's long-term earnings growth rate was 20.2% versus 14.0% for the benchmark, the Russell 1000 Growth Index. Another metric which we follow closely, the P/E to growth rate is 0.93 for the Fund, versus 1.33 for the benchmark Index. These metrics are attractive, and we believe bode well for better absolute and relative returns moving forward.

The large cap growth marketplace will present both challenges and opportunities for investors this year as it appears that U.S. economic growth, while sill positive, is no longer accelerating at the rates experienced in 2004. In such an environment, earnings growth becomes scarcer, and investors are often willing to pay a premium for those companies that are able to produce strong results - a positive for growth investors. We have been successful so far this year at finding those attractive pockets of growth as many of the Fund portfolio companies reported strong results during the past quarter and have provided positive guidance for the rest of the year.

We thank you for entrusting your hard earned assets to our care, and we will continue to endeavor to work on your behalf to be certain that the trust is warranted.

            PROVIDENT INVESTMENT COUNSEL SELECT GROWTH FUND, CLASS I
================================================================================

   PHILOSOPHY &
   APPROACH

o Research and invest in companies with above-average, sustainable revenue and earnings growth;

o Utilize fundamental research to build a portfolio of category leading companies that exhibit:

o  Catalysts for growth

o  Outstanding company managements

o  Measurable and superior financial
       characteristics

   FUND SUMMARY

o  Ticker Symbol: PICTX

o  Fund Number: 1483

o  CUSIP: 719519605

o  Number of Holdings: 31

SELECT GROWTH FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
The Provident Investment Counsel Select Growth Fund, Class I returned 2.56% for the six-month period ended April 30, 2005. By comparison, for the same time period the Russell 1000 Growth Index, the Fund's benchmark, produced a return of 1.15%. During the quarter ended 1/31/05, the Fund lagged modestly the performance of the benchmark, but in the quarterly period ended in April, bettered the performance of the benchmark. The Fund utilizes the same investment philosophy and approach as the PIC Flexible Growth Fund. The only difference between the two is that the Select Growth Fund is a more concentrated portfolio. While the Flexible Growth Fund enjoyed strong relative performance during the entire six-month period, the Select Growth Fund lagged the benchmark modestly, as mentioned above, for the quarter ended January 2005. The attribution of return for both Funds was very similar, but the impact of two particular holdings accounts for the majority of the performance differential between the two for the six-month period. First, the Select Growth Fund holds eBay Inc. (a 3% position of the Fund's equities), which had extremely weak performance, declining some 35%. eBay was not held in the Flexible Growth Fund. Secondly, while the Flexible Growth Fund held a 3% position in Alcon, Inc., which advanced over 36%, it was not held in the Select Growth Fund.

A major swing factor between the two quarters was the performance of the Fund's health care holdings which did poorly in the 1st fiscal quarter, but outperformed in the 2nd fiscal quarter just ended. The major factor for the outperformance during the six-month period was the performance of the Fund's health care and financials holdings. In the Fund's annual report last October we commented, given the close nature of the presidential election, that health care stocks were suffering under a cloud of uncertainty. We said with the re-election of President Bush that the cloud had been lifted, and that we anticipated better performance from the Health Care sector. The sector has seen solid advances and the Fund's stock selection within the sector has strongly outperformed the Health Care sector within the Russell 1000 Growth Index. For the six-month period the Fund's health care stocks advanced over 16% while the benchmark sector return was just under 10%.

In addition to strong performance from stocks within the Health Care sector for the six-month period, stock selection within the Financials, and Materials sectors lifted relative returns. During the period under review there were only two sectors where the Fund failed to outperform the benchmark and that was in the Energy sector and Consumer Discretionary sector. In energy, we correctly overweighted the sector which had very strong returns, but our stock selection was weak with BJ Services Inc. lagging in performance for the period. We still hold the company as we believe their long-term outlook remains very promising. The five stocks that contributed the most to the Fund's absolute returns and relative outperformance over the six-month period include Genentech Inc., UnitedHealth Group Inc., Teva Pharmaceutical Industries Ltd., Countrywide Financial Corp., and Goldman Sachs Group Inc. The five stocks that detracted the most from the Fund's return were eBay Inc., Symantec Corp., Forest Laboratories Inc., Harley-Davidson Inc., and Maxim Integrated Products Inc.

For the better part of the last several years value equities have outperformed growth equities. While we still have not seen a change in trend we feel confident that unit growth in the valuation of equities will be accorded greater importance by investors in the months to come. Once this happens, growth companies with better revenue opportunities (i.e. strong unit growth) should begin a period of sustained outperformance. Finally, large cap growth equities have taken a back seat to small cap equities for a number of years, with small growth strongly outperforming large growth. While it may be too early to say that a trend has developed, during the six-month period ended 4/30/05, the Russell 1000 Growth Index (large cap) outperformed the Russell 2000 Growth Index (small cap) by over 3%, with respective returns of 1.15% versus -1.98%.

            PROVIDENT INVESTMENT COUNSEL SELECT GROWTH FUND, CLASS I
================================================================================

                                               PORTFOLIO MANAGERS
                                               ------------------

                                                  photo omitted

                                              Susan J. Perkins, CFA
                                               24 Years Experience

                                                  photo omitted

                                              Derek S. Derman, CFA
                                               14 Years Experience

                                                RESEARCH ANALYSTS
                                                -----------------
                                               Nick A. Blankl, CFA
                                               6 Years Experience

                                               Ned W. Brines, CFA
                                               19 Years Experience

                                                 Barry B. Burch
                                               12 Years Experience

                                               Randal R. Chin, CFA
                                               17 Years Experience

                                              Michael D. Emery, CFA
                                               10 Years Experience

                                               Sean C. Kraus, CFA
                                               9 Years Experience

                                             James M. Landreth, CFA
                                               15 Years Experience

                                              Evelyn D. Lapham, CFA
                                               24 Years Experience

                                                  Rose Han Park
                                               14 Years Experience

                                              Andrew J. Pearl, CFA
                                               17 Years Experience

                                             Anne E. Westreich, CFA
                                               13 Years Experience

                                                John J. Yoon, CFA
                                               16 Years Experience

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
IF INVESTED ON 12/29/99
                                             S&P
                                             500      RUSSELL
                                            DAILY       1000
                                          REINVEST-    GROWTH
                                 FUND       MENT       INDEX

                  12/29/1999    10,000     10,000      10,000
                     4/30/00     9,610      9,961      10,217
                     4/30/01     5,420      8,668       6,922
                     4/30/02     3,820      7,574       5,530
                     4/30/03     2,880      6,566       4,736
                     4/30/04     3,260      8,068       5,762
                     4/30/05     3,210      8,580       5,785

INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 4/30/05
                                                                       SINCE
                                   1 YEAR    3 YEARS*    5 YEARS*    INCEPTION*
PIC Select Growth Fund - Class I
  (Inception December 29, 1999)    -1.53%     -5.63%     -19.69%      -19.18%
S&P 500 Index                       6.34%      4.24%      -2.94%       -2.83%
Russell 1000 Growth Index           0.40%      1.51%     -10.75%       -9.74%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643.

----------
   * Average Annual Total Return represents the average change in account value over the periods indicated. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

      RISKS: THE FUND IS NON-DIVERSIFIED, MEANING IT MAY CONCENTRATE ITS ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND. THEREFORE, THE FUND IS MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY THAN A DIVERSIFIED FUND. FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

            PROVIDENT INVESTMENT COUNSEL SELECT GROWTH FUND, CLASS I
================================================================================

TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                % OF
SECURITY                        NET ASSETS    DESCRIPTION
--------------------------------------------------------------------------------
UNITEDHEALTH GROUP INC.         6.77%         Provides health care coverage and
                                              related services, serving over 50
                                              million Americans.

COUNTRYWIDE FINANCIAL CORP.     6.34%         Originates, purchases, securitizes
                                              and services mortgage loans to
                                              customers throughout the United
                                              States.

GENENTECH, INC.                 5.73%         Develops biotherapeutics for the
                                              treatment of cancer, growth
                                              hormone deficiency, heart attacks,
                                              asthma, cystic fibrosis, and
                                              chronic plaque psoriasis.

TEVA PHARMACEUTICAL             5.37%         An Israeli manufacturer and
INDUSTRIES, LTD. - ADR                        exporter of generic, branded
                                              and innovative drugs and active
                                              pharmaceutical ingredients.

JOHNSON & JOHNSON               4.73%         Manufactures health care products
                                              and provides related services for
                                              consumer, pharmaceutical and
                                              medical markets.

ST. JUDE MEDICAL, INC.          4.55%         Manufactures pacemakers,
                                              implantable cardioverter
                                              difibrillators and other
                                              cardiovascular medical devices.

COGNIZANT TECHNOLOGY            4.54%         Provider of custom information
SOLUTIONS CORP.                               technology design, development,
                                              integration and maintenance
                                              services.

KOHL'S CORP.                    3.97%         Operates family-oriented,
                                              specialty department stores that
                                              offer moderately priced, brand
                                              merchandise targeted toward
                                              middle-income customers.

LOWE'S COMPANIES, INC.          3.83%         Operates home improvement stores
                                              offering decorating, maintenance,
                                              repair and remodeling products.

SAP AG - ADR                    3.77%         A German company engaged in the
                                              development of client/server
                                              enterprise application software
                                              for businesses.
--------------------------------------------------------------------------------
Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

SECTOR ALLOCATION
--------------------------------------------------------------------------------
                                                       % OF
                                                      NET ASSETS
PIE CHART                Health Care                    35.6%
OMITTED                  Information Technology         18.8%
                         Consumer Discretionary         18.1%
                         Financials                     15.8%
                         Energy                          5.5%
                         Materials                       2.5%
                         Consumer Staples                2.2%
                         Industrials                     1.5%

            PROVIDENT INVESTMENT COUNSEL SELECT GROWTH FUND, CLASS I
================================================================================

STRATEGIC VIEW
--------------------------------------------------------------------------------
The Fund's largest stock weightings are in the Health Care, Consumer Discretionary, Information Technology, and Financials sectors. These four sectors combine to make up over 85% of the Fund's net assets. It is in these sectors where we are finding the most robust outlook for earnings growth. Additionally, consistency of earnings growth has become an increasingly important metric to investors and concomitantly we are placing greater emphasis not only on the absolute growth rates, but on what we believe will be the sustainability of those rates. The result has been that gradually your management team has shifted the Fund portfolio toward more stable growth companies which has resulted in modest changes to the sector weightings of the Fund.

Despite only modestly positive returns for large cap equities over the six-month period under review, the Fund portfolio has navigated a difficult market by providing a positive absolute rate of return and a strong comparison versus its benchmark, the Russell 1000 Growth Index. We believe our strategy is working well in this environment due to two primary factors. First, our continuing focus on those unique areas that represent attractive opportunities, such as well positioned health care companies with strong balance sheet and proprietary products or services, and in the financial services area where the Fund holdings are primarily concentrated in companies whose long-term outlook, in our view, remains very positive despite rising interest rates. We are comfortable with the Fund's commitment to the area in as much as we believe the portfolio's financial holdings can weather the storm of rising interest rates provided rates don't rise so significantly as to derail the economic expansion, which we think is unlikely. The portfolio's holdings are not particularly sensitive to moderately rising rates, and we believe they will continue to provide solid outperformance over the course of the year.

We believe that the Fund's allocation to these strong performing areas supports the value of a bottoms-up research approach, where our investment team is seeking out the best growth opportunities regardless of the industry. A second factor benefiting the Fund portfolio is sector and industry-specific construction, which is largely a result of our bottoms-up research process. For example, the Fund's underweight position in the Information Technology sector has helped provide some protection, particularly in economically sensitive areas such as semiconductors. Our positioning within the Energy sector has also helped from an allocation point of view while recently underperforming from a stock selection perspective.

While pursuing the strategy outlined above, we have maintained strong growth characteristics for the Fund's portfolio. As of the fiscal quarter end, the Fund's long-term earnings growth rate was 21.0% versus 14.0% for the benchmark Russell 1000 Growth Index. Another metric which we follow closely, the P/E to growth rate is 0.92 for the Fund, versus 1.33 for the benchmark index. These metrics are attractive, and we believe bode well for better absolute and relative returns moving forward.

The large cap growth marketplace will present both challenges and opportunities for investors this year as it appears that U.S. economic growth, while sill positive, is no longer accelerating at the rates experienced in 2004. In such an environment, earnings growth becomes scarcer, and investors are often willing to pay a premium for those companies that are able to produce strong results - a positive for growth investors. We have been successful so far this year at finding those attractive pockets of growth as many of the Fund portfolio companies reported strong results during the past quarter and have provided positive guidance for the rest of the year.

We thank you for entrusting your hard earned assets to our care, and we will continue to endeavor to work on your behalf to be certain that the trust is warranted.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

INFORMATION ABOUT YOUR FUND'S EXPENSES at April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2004 - April 30, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           EXPENSES
                                                             PAID
                                   BEGINNING    ENDING      DURING
                                    ACCOUNT     ACCOUNT     PERIOD*   ANNUALIZED
                                     VALUE       VALUE      11/1/04-   EXPENSE
ACTUAL                              11/1/04     4/30/05     4/30/05     RATIO**
--------------------------------------------------------------------------------
Small Cap Growth Fund
  Class I                          $1,000.00   $1,005.90    $ 4.97       1.00%
  Class A                           1,000.00    1,003.70      6.96       1.40%
Flexible Growth Fund - Class I      1,000.00    1,067.40      5.07       0.95%
Select Growth Fund - Class I        1,000.00    1,025.60      5.52       1.10%

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)
-----------------------
Small Cap Growth Fund
  Class I                          $1,000.00   $1,019.84    $ 5.01       1.00%
  Class A                           1,000.00    1,017.85      7.00       1.40%
Flexible Growth Fund - Class I      1,000.00    1,019.89      4.96       0.95%
Select Growth Fund - Class I        1,000.00    1,019.34      5.51       1.10%

----------
   * Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).
   ** Provident Investment Counsel, Inc. has agreed to waive fees and/or reimburse fund expenses so that the total annual operating expenses are limited to 1.00% for Small Cap Growth Fund - Class I, 1.40% for Small Cap Growth Fund -Class A, 0.95% for Flexible Growth Fund - Class I, and 1.10% for Select Growth Fund - Class I.

                            PIC SMALL CAP GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS at April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 97.2%
AEROSPACE & DEFENSE: 3.2%
    57,395   Argon St, Inc.* .........................               $1,621,409
    42,000   Esterline Technologies Corp.* ...........                1,357,440
   115,412   Flir Systems, Inc.* .....................                3,069,959
    92,850   Hexcel Corp.* ...........................                1,522,740
                                                                     ----------
                                                                      7,571,548
                                                                     ----------
AIR FREIGHT & COURIERS: 1.6%
    58,250   UTI Worldwide, Inc. # ...................                3,736,155
                                                                     ----------

BANKS: 3.5%
   112,008   Southwest Bancorporation Of Texas, Inc. .                1,859,333
    70,300   Texas Capital Bancshares, Inc.* .........                1,256,261
   106,864   UCBH Holdings, Inc. .....................                1,680,971
    34,100   Westcorp, Inc. ..........................                1,525,634
    44,222   Wintrust Financial Corp. ................                2,030,232
                                                                     ----------
                                                                      8,352,431
                                                                     ----------
BIOTECHNOLOGY: 1.0%
   133,850   Protein Design Labs, Inc.* ..............                2,393,238
                                                                     ----------

CHEMICALS: 3.2%
   101,000   Headwaters, Inc.* .......................                3,228,970
    30,400   Minerals Technologies, Inc. .............                1,985,728
    40,100   Olin Corp. ..............................                  711,374
    67,800   Symyx Technologies, Inc.* ...............                1,652,286
                                                                     ----------
                                                                      7,578,358
                                                                     ----------
COMMERCIAL SERVICES & SUPPLIES: 9.7%
    65,367   Anteon International Corp.* .............                2,732,341
    48,600   CACI International, Inc. - Class A* .....                3,019,032
    47,050   Charles River Associates, Inc.* .........                2,465,420
    61,352   CoStar Group, Inc.* .....................                2,426,471
    44,434   Education Management Corp.* .............                1,244,152
   124,600   Navigant Consulting, Inc.* ..............                2,924,362
    87,808   Resources Connection, Inc.* .............                1,678,011
    43,900   SRA International, Inc. - Class A* ......                2,868,865
    25,400   Strayer Education, Inc. .................                2,724,912
    29,600   Universal Technical Institute, Inc.* ....                1,033,336
                                                                     ----------
                                                                     23,116,902
                                                                     ----------
COMMUNICATIONS EQUIPMENT: 2.6%
    59,200   Avocent Corp.* ..........................                1,488,288
    44,800   F5 Networks, Inc.* ......................                1,917,888
    70,500   Packeteer, Inc.* ........................                  823,440
   144,105   Tekelec* ................................                1,961,269
                                                                     ----------
                                                                      6,190,885
                                                                     ----------
COMPUTER STORAGE & PERIPHERALS: 0.8%
    40,000   Avid Technology, Inc.* ..................                1,980,400
                                                                     ----------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING: 2.0%
   208,800   Chicago Bridge & Iron Co. - ADR .........               $4,672,944
                                                                     ----------

DIVERSIFIED FINANCIALS: 1.1%
     5,700   International Securities Exchange, Inc.*                   150,024
    35,400   National Financial Partners Corp. .......                1,353,696
    95,900   Primus Guaranty, Ltd.*# .................                1,093,260
                                                                     ----------
                                                                      2,596,980
                                                                     ----------
DIVERSIFIED FINANCIAL SERVICES: 3.6%
    74,600   Alliance Data Systems Corp.* ............                3,013,840
    50,900   Asset Acceptance Capital Corp.* .........                1,040,905
    80,000   Euronet Worldwide, Inc.* ................                2,364,800
    61,900   iPayment Holdings, Inc.* ................                2,252,541
                                                                     ----------
                                                                      8,672,086
                                                                      ----------
DIVERSIFIED TELECOMMUNICATIONS: 0.3%
    35,800   Arbinet Holdings, Inc.* .................                  691,298
                                                                      ----------

ELECTRICAL EQUIPMENT: 1.2%
    42,100   Energy Conversion Devices, Inc.* ........                  948,934
    27,000   Roper Industries, Inc. ..................                1,827,090
                                                                     ----------
                                                                      2,776,024
                                                                     ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 3.1%
    93,200   Aeroflex, Inc.* .........................                  739,076
    64,700   Benchmark Electronics, Inc.* ............                1,749,488
    25,600   Cherokee International Corp.* ...........                  148,480
    84,100   Faro Technologies, Inc.* ................                2,258,085
    70,850   Trimble Navigation, Ltd.* ...............                2,438,657
                                                                     ----------
                                                                      7,333,786
                                                                     ----------
ENERGY EQUIPMENT & SERVICES: 3.0%
   125,600   KFX, Inc.* ..............................                1,369,040
   122,300   Superior Energy Services, Inc.* .........                1,819,824
    60,500   Unit Corp.* .............................                2,320,780
    77,600   W-H Energy Services, Inc.* ..............                1,708,752
                                                                     ----------
                                                                      7,218,396
                                                                     ----------
FOOD & DRUG RETAILING: 1.3%
   117,050   United Natural Foods, Inc.* .............                3,136,940
                                                                     ----------

HEALTH CARE EQUIPMENT & SUPPLIES: 4.9%
    94,500   I-Flow Corp.* ...........................                1,343,790
    84,113   Immucor, Inc.* ..........................                2,509,932
    54,100   Intuitive Surgical, Inc.* ...............                2,323,054
    70,000   Iris International, Inc.* ...............                1,028,300
    90,400   Ventana Medical Systems, Inc.* ..........                3,599,728
    36,700   Wright Medical Group, Inc.* .............                  911,261
                                                                      ----------
                                                                     11,716,065
                                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PIC SMALL CAP GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS at April 30, 2005 (Unaudited) -- (CONTINUED)
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES: 10.7%
       88,107   America Service Group, Inc.* ..................   $   2,001,791
       50,700   American Healthways, Inc.* ....................       1,893,645
       82,500   Amerigroup Corp.* .............................       2,897,400
       36,200   Centene Corp.* ................................       1,008,170
      106,400   HealthExtras, Inc.* ...........................       1,760,920
       35,800   Matria Healthcare, Inc.* ......................         989,154
       28,500   Pediatrix Medical Group, Inc.* ................       1,940,565
       47,100   Radiation Therapy Services, Inc.* .............       1,093,191
       51,600   Sierra Health Services, Inc.* .................       3,338,004
       72,199   United Surgical Partners International, Inc.* .       3,194,806
      145,846   VCA Antech, Inc.* .............................       3,395,295
       67,700   WellCare Health Plans, Inc.* ..................       1,997,150
                                                                     ----------
                                                                     25,510,091
                                                                     ----------
HOTELS, RESTAURANTS & LEISURE: 5.6%
       66,700   Gaylord Entertainment Co.* ....................       2,668,000
       13,200   Great Wolf Resorts, Inc.* .....................         280,170
       52,500   Life Time Fitness, Inc.* ......................       1,421,175
       32,742   P.F. Chang's China Bistro, Inc.* ..............       1,817,836
       33,900   Penn National Gaming, Inc.* ...................       1,067,850
       58,310   Rare Hospitality International, Inc.* ........,       1,622,184
       48,200   Red Robin Gourmet Burgers, Inc.* ..............       2,335,772
       85,700   WMS Industries, Inc.* .........................       2,176,780
                                                                     ----------
                                                                     13,389,767
                                                                     ----------
INSURANCE: 0.3%
       47,811   National Interstate Corp.* ....................         724,337
                                                                     ----------

INTERNET SOFTWARE & SERVICES: 3.5%
       37,350   Ctrip.com International, Ltd. - ADR* ..........       1,638,918
       94,900   Equinix, Inc. * ...............................       3,319,602
       11,100   InfoSpace, Inc.* ..............................         343,989
      130,050   Marchex, Inc. - Class B* ......................       2,195,244
      111,700   Motive, Inc.* .................................         924,876
                                                                     ----------
                                                                      8,422,629
                                                                     ----------
IT CONSULTING & SERVICES: 0.4%
       62,200   Infocrossing, Inc.* ...........................       1,023,190
                                                                     ----------

LEISURE EQUIPMENT & PRODUCTS: 1.0%
       36,200   MarineMax, Inc.* ..............................         979,210
       40,000   SCP Pool Corp. ................................       1,303,200
                                                                     ----------
                                                                      2,282,410
                                                                     ----------
MACHINERY: 1.4%
       28,800   A.S.V., Inc.* .................................       1,029,312
       25,750   Bucyrus International, Inc. ...................       1,002,705
       41,550   Joy Global, Inc. ..............................       1,407,298
                                                                     ----------
                                                                      3,439,315
                                                                     ----------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
MEDIA: 0.5%
      142,763   Spanish Broadcasting System - Class A* ........   $   1,192,071
                                                                      ----------

METALS & MINING: 0.5%
       56,400   Foundation Coal Holdings, Inc.* ...............       1,316,940
                                                                      ----------

OIL & GAS: 4.2%
       57,400   ATP Oil & Gas Corp.* ..........................       1,174,978
       55,500   Carrizo Oil & Gas, Inc.* ......................         917,415
       65,000   Delta Petroleum Corp.* ........................         726,700
       35,500   Denbury Resources, Inc.* ......................       1,126,770
       54,100   Plains Exploration & Production Co.* ..........       1,740,938
       25,900   Southwestern Energy Co.* ......................       1,521,625
       55,700   Toreador Resources Corp.* .....................         937,988
       47,500   Western Wireless Corp. - Class A* .............       1,861,525
                                                                     ----------
                                                                     10,007,939
                                                                     ----------
PERSONAL PRODUCTS: 0.8%
       49,500   Chattem, Inc.* ................................       2,036,430
                                                                     ----------

PHARMACEUTICALS: 1.3%
       23,800   American Pharmaceutical Partners, Inc.* .......       1,240,456
       80,000   Aspreva Pharmaceuticals Corp.* # ..............       1,161,600
       34,102   Medicines Co.* ................................         728,078
                                                                     ----------
                                                                      3,130,134
                                                                     ----------
SEMICONDUCTOR EQUIPMENT: 1.2%
       37,021   Cymer, Inc.* ..................................         917,751
       56,500   Silicon Image, Inc.* ..........................         568,955
       56,000   Tessera Technologies Inc.* ....................       1,487,360
                                                                     ----------
                                                                      2,974,066
                                                                     ----------
SEMICONDUCTORS: 1.8%
       99,000   Integrated Circuit Systems, Inc.* .............       1,808,730
      137,600   Microsemi Corp.* ..............................       2,328,192
       35,900   Pixelworks, Inc.* .............................         276,430
                                                                     ----------
                                                                      4,413,352
                                                                     ----------
SOFTWARE: 5.4%
       42,074   FileNet Corp.* ................................       1,114,961
       73,400   Macromedia, Inc.* .............................       2,907,374
       30,000   Micros Systems, Inc. ..........................       1,189,500
       59,000   Open Solutions, Inc.* .........................       1,103,300
       85,500   Sonic Solutions* ..............................       1,255,995
      111,500   SS&C Technologies, Inc. .......................       2,833,215
       62,700   THQ Inc.* .....................................       1,581,294
      113,450   Tibco Software, Inc.* .........................         810,033
                                                                     ----------
                                                                     12,795,672
                                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PIC SMALL CAP GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS at April 30, 2005 (Unaudited) -- (CONTINUED)
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL: 6.1%
      145,530   Aaron Rents, Inc. .............................   $   3,195,839
       71,850   Aeropostale, Inc.* ............................       2,006,770
       38,900   Build-A-Bear-Workshop, Inc.* ..................       1,042,909
       33,200   Electronics Boutique Holdings Corp.* ..........       1,850,236
       36,400   Guitar Center, Inc.* ..........................       1,796,340
       73,000   Hot Topic, Inc.* ..............................       1,459,270
       41,000   Tractor Supply Co.* ...........................       1,649,020
       34,200   Urban Outfitters, Inc.* .......................       1,515,060
                                                                     ----------
                                                                     14,515,444
                                                                     ----------
TEXTILES, APPAREL & LUXURY GOODS: 1.0%
       37,200   Fossil, Inc.* .................................         865,272
       59,396   Quiksilver, Inc.* .............................       1,636,360
                                                                     ----------
                                                                      2,501,632
                                                                     ----------
THRIFTS & MORTGAGE FINANCE: 0.5%
       46,486   BankUnited Financial Corp. - Class A ..........       1,110,086
                                                                     ----------

TRADING COMPANIES & DISTRIBUTORS: 0.8%
       67,700   MSC Industrial Direct Co., Inc. - Class A .....       1,819,099
                                                                     ----------

TRUCKING: 1.6%
       61,100   Genesee & Wyoming Inc.* .......................       1,465,178
       64,162   Old Dominion Freight Line, Inc.* ..............       1,802,952
       40,000   Universal Truckload Services, Inc.* ...........         637,600
                                                                     ----------
                                                                      3,905,730
                                                                     ----------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS: 2.5%
      113,600   Alamosa Holdings, Inc.* .......................   $   1,475,664
       89,950   NII Holdings, Inc. - Class B* .................       4,503,796
                                                                     ----------
                                                                      5,979,460
                                                                     ----------
TOTAL COMMON STOCKS
                (cost $176,136,787) ...........................     232,224,230
                                                                    -----------

MONEY MARKET INVESTMENTS: 2.9%
    3,517,101   SEI Daily Income Trust Government Fund ........       3,517,101
    3,517,100   SEI Daily Income Treasury Fund ................       3,517,100
                                                                     ----------
                                                                      7,034,201
                                                                     ----------
TOTAL MONEY MARKET INVESTMENTS
                (cost $7,034,201) .............................       7,034,201
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES
                (cost $183,170,988): 100.1% ...................     239,258,431
                Liabilities in Excess of Other Assets: (0.1%) .        (278,750)
                                                                    -----------

                NET ASSETS: 100.0% ............................   $ 238,979,681
                                                                  =============
----------
   *  Non-income producing security.
   #  U.S. traded security of a foreign issuer.
   ADR - American Depositary Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PIC FLEXIBLE GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS at April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 99.0%
AEROSPACE/DEFENSE: 1.5%
     945   Rockwell Collins, Inc. ........................             $ 43,357
                                                                       --------

AIR FREIGHT & COURIERS: 1.2%
     915   J.B. Hunt Transport Services, Inc. ............               35,767
                                                                       --------

AUTOMOBILES & MOTORCYCLES: 1.4%
     905   Harley-Davidson, Inc. .........................               42,553
                                                                       --------

BANKS: 1.7%
   1,830   Commerce Bancorp, Inc. ........................               51,222
                                                                       --------

BIOTECHNOLOGY: 6.7%
   1,650   Genentech, Inc.* ..............................              117,051
   2,235   Gilead Sciences, Inc.* ........................               82,919
                                                                       --------
                                                                        199,970
                                                                       --------
CHEMICALS: 2.5%
   1,070   Monsanto Co. ..................................               62,723
                                                                       --------

COMMERCIAL SERVICES & SUPPLIES: 2.0%
     838   Apollo Group, Inc. - Class A* .................               60,437
                                                                       --------

COMMUNICATIONS EQUIPMENT: 1.4%
   1,215   Qualcomm Inc. .................................               42,391
                                                                       --------

CONSUMER FINANCE: 5.9%
   1,080   Capital One Financial Corp. ...................               76,561
   2,070   SLM Corp. .....................................               98,615
                                                                       --------
                                                                        175,176
                                                                       --------
ENERGY EQUIPMENT & SERVICES: 5.4%
   1,210   BJ Services Co. ...............................               58,987
     855   Nabors Industries, Ltd.* # ....................               46,059
     975   Smith International, Inc. .....................               56,726
                                                                       --------
                                                                        161,772
                                                                       --------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING: 2.4%
   1,380   CVS Corp. .....................................             $ 71,180
                                                                       --------

HEALTH CARE EQUIPMENT & SUPPLIES: 9.8%
     925   Alcon, Inc.# ..................................               89,725
   3,185   St. Jude Medical, Inc.* .......................              124,310
     945   Zimmer Holdings, Inc.* ........................               76,942
                                                                       --------
                                                                        290,977
                                                                       --------
HEALTH CARE PROVIDERS & SERVICES: 8.8%
   2,115   UnitedHealth Group, Inc. ......................              199,889
     490   Wellpoint Inc.* ...............................               62,597
                                                                       --------
                                                                        262,486
                                                                       --------
HOTELS, RESTAURANTS & LEISURE: 1.4%
     880   Carnival Corp. # ..............................               43,014
                                                                       --------

HOUSEHOLD DURABLES: 2.0%
     850   Pulte Homes, Inc. .............................               60,733
                                                                        --------

INDUSTRIAL CONGLOMERATES: 1.9%
   1,765   Tyco International Ltd. # .....................               55,262
                                                                       --------

INTERNET SOFTWARE & SERVICES: 3.7%
     230   Google Inc. - Class A* ........................               50,600
   1,770   Yahoo! Inc.* ..................................               61,083
                                                                       --------
                                                                        111,683
                                                                       --------
INVESTMENT BANKING: 2.2%
     610   Goldman Sachs Group, Inc. .....................               65,142
                                                                       --------

IT CONSULTING & SERVICES: 5.7%
   3,060   Cognizant Technology Solutions Corp. - Class A*              128,551
   1,375   Paychex, Inc. .................................               42,075
                                                                       --------
                                                                        170,626
                                                                       --------
MEDIA: 2.2%
   2,300   Echostar Communications Corp. - Class A* ......               66,585
                                                                       --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PIC FLEXIBLE GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS at April 30, 2005 (Unaudited)--(continued)
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
MUTLILINE RETAIL: 2.1%
   1,290   Kohl's Corp.* .................................             $ 61,404
                                                                       --------

OIL & GAS: 2.0%
   1,035   Exxon Mobil Corp. .............................               59,026
                                                                       --------

PHARMACEUTICALS: 9.2%
   2,050   Johnson & Johnson .............................              140,691
   4,290   Teva Pharmaceutical Industries Ltd. - ADR .....              134,020
                                                                       --------
                                                                        274,711
                                                                       --------
SEMICONDUCTORS: 1.5%
   1,510   Broadcom Corp. - Class A* .....................               45,164
                                                                       --------

SOFTWARE: 5.7%
   1,285   Cognos, Inc.* # ...............................               48,624
   2,440   SAP AG - ADR ..................................               96,209
   1,350   Symantec Corp.* ...............................               25,353
                                                                       --------
                                                                        170,186
                                                                       --------
SPECIALTY RETAIL: 2.8%
   1,575   Lowe's Companies, Inc. ........................               82,073
                                                                       --------

TEXTILES, APPAREL & LUXURY GOODS: 1.5%
   1,310   Polo Ralph Lauren Corp. - Class A .............               45,981
                                                                       --------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE: 4.4%
   3,650   Countrywide Financial Corp. ...................             $132,094
                                                                   ------------

TOTAL COMMON STOCKS
(cost $2,758,144) ........................................            2,943,695
                                                                   ------------

MONEY MARKET INVESTMENTS: 3.1%
45,749     SEI Daily Income Trust Government Fund ........               45,749
45,748     SEI Daily Income Treasury Fund ................               45,748
                                                                   ------------
                                                                         91,497
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS
(cost $91,497) ...........................................               91,497
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES
(cost $2,849,641): 102.1% ................................            3,035,192
Liabilities in excess of Other Assets: (2.1%) ............              (61,270)
                                                                   ------------

NET ASSETS: 100.0% .......................................         $  2,973,922
                                                                   ============
----------
   *  Non-income producing security.
   #  U.S. traded security of a foreign issuer.
   ADR - American Depositary Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             PIC SELECT GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS at April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 99.1%
AUTOMOBILES & MOTORCYCLES: 2.2%
      7,300   Harley-Davidson, Inc. ..............................   $   343,246
                                                                     -----------

BIOTECHNOLOGY: 8.6%
     12,400   Genentech, Inc.* ...................................       879,656
     11,700   Gilead Sciences, Inc.* .............................       434,070
                                                                     -----------
                                                                       1,313,726
                                                                     -----------
CHEMICALS: 2.5%
      6,600   Monsanto Company ...................................       386,892
                                                                     -----------

COMMERCIAL SERVICES & SUPPLIES: 2.6%
      5,500   Apollo Group, Inc. - Class A* ......................       396,660
                                                                     -----------

COMMUNICATIONS EQUIPMENT: 1.9%
      8,500   Qualcomm Inc. ......................................       296,565
                                                                     -----------

CONSUMER FINANCE: 6.2%
      6,600   Capital One Financial Corp. ........................       467,874
     10,300   SLM Corp. ..........................................       490,692
                                                                     -----------
                                                                         958,566
                                                                     -----------
ENERGY EQUIPMENT & SERVICES: 3.5%
     11,000   BJ Services Co. ....................................       536,250
                                                                     -----------

FOOD & DRUG RETAILING: 2.1%
      6,400   CVS Corp. ..........................................       330,112
                                                                     -----------

HEALTHCARE EQUIPMENT & SUPPLIES: 7.7%
     17,900   St. Jude Medical, Inc.* ............................       698,637
      5,900   Zimmer Holdings, Inc.* .............................       480,378
                                                                     -----------
                                                                       1,179,015
                                                                     -----------
HEALTHCARE PROVIDERS & SERVICES: 8.9%
     11,000   UnitedHealth Group, Inc. ...........................     1,039,610
      2,600   Wellpoint Inc.* ....................................       332,150
                                                                     -----------
                                                                       1,371,760
                                                                     -----------
INDUSTRIAL CONGLOMERATES: 1.5%
      7,200   Tyco International Ltd. ............................       225,432
                                                                     -----------

INTERNET CATALOG RETAIL: 3.1%
     15,100   eBay, Inc.* ........................................       479,123
                                                                     -----------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES: 3.8%
      1,200   Google Inc. - Class A* .............................   $   264,000
      9,100   Yahoo! Inc.* .......................................       314,041
                                                                     -----------
                                                                         578,041
                                                                     -----------
INVESTMENT BANKING: 3.1%
      4,400   Goldman Sachs Group, Inc. ..........................       469,876
                                                                     -----------

IT CONSULTING & SERVICES: 4.5%
     16,600   Cognizant Technology Solutions Corp. - Class A* ....       697,366
                                                                     -----------

MEDIA: 2.3%
     12,000   EchoStar
              Communications Corp. - Class A* ....................       347,400
                                                                     -----------

MULTILINE RETAIL: 4.0%
     12,800   Kohl's Corp.* ......................................       609,280
                                                                     -----------

OIL & GAS: 2.0%
      5,400   Exxon Mobil Corp. ..................................       307,962
                                                                     -----------

PHARMACEUTICALS: 10.1%
     10,600   Johnson & Johnson ..................................       727,478
     26,400   Teva Pharmaceutical Industries Ltd. - ADR ..........       824,736
                                                                     -----------
                                                                       1,552,214
                                                                     -----------
SEMICONDUCTORS: 3.7%
      9,500   Broadcom Corp. - Class A* ..........................       284,145
      7,700   Maxim Integrated Products, Inc. ....................       287,980
                                                                     -----------
                                                                         572,125
                                                                     -----------
SOFTWARE: 4.7%
     14,700   SAP AG - ADR .......................................       579,621
      7,400   Symantec Corp.* ....................................       138,972
                                                                     -----------
                                                                         718,593
                                                                     -----------
SPECIALTY RETAIL: 3.8%
     11,300   Lowe's Companies, Inc. .............................       588,843
                                                                     -----------

THRIFTS & MORTGAGE FINANCE: 6.3%
     26,898   Countrywide Financial Corp. ........................       973,438
                                                                     -----------

TOTAL COMMON STOCKS
              (cost $13,867,899) .................................    15,232,485
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             PIC SELECT GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS at April 30, 2005 (Unaudited)--(continued)
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS: 0.6%
     46,412   SEI Daily Income Trust Government Fund .............   $    46,412
     46,411   SEI Daily Income Treasury Fund .....................        46,411
                                                                     -----------
                                                                          92,823
                                                                     -----------
TOTAL MONEY MARKET INVESTMENTS
              (cost $92,823) .....................................        92,823
                                                                     -----------

TOTAL INVESTMENTS IN SECURITIES
              (cost $13,960,722): 99.7% ..........................    15,325,308
              Other Assets in excess of Liabilities: 0.3% ........        38,826
                                                                     -----------

              NET ASSETS: 100.0% .................................   $15,364,134
                                                                     ===========

----------
   *  Non-income producing security.
   #  U.S. traded security of a foreign issuer.
   ADR - American Depositary Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF ASSETS AND LIABILITIES
================================================================================

April 30, 2005 (Unaudited)
-------------------------------------------------------------------------------------------------
                                                        PIC            PIC              PIC
                                                     SMALL CAP       FLEXIBLE          SELECT
                                                   GROWTH FUND     GROWTH FUND       GROWTH FUND
ASSETS:
Investments at cost ..........................   $ 183,170,988    $   2,849,641    $  13,960,722
                                                 =============    =============    =============
Investments at value .........................   $ 239,258,431    $   3,035,192    $  15,325,308

Receivables:
Investments sold .............................       2,443,423               --           85,261
Fund shares sold .............................          60,403               --            7,544
Dividends and interest .......................          30,219            1,003            2,724
Due from Advisor .............................              --            6,637               --
Prepaid expenses .............................          17,395            8,438           10,850
                                                 -------------    -------------    -------------
Total assets .................................     241,809,871        3,051,270       15,431,687
                                                 -------------    -------------    -------------

LIABILITIES:
Payables:
Investments purchased ........................       2,252,185               --               --
Fund shares redeemed .........................         252,176               --               --
Management fees ..............................         154,546               --            1,364
Administration fees ..........................          46,114            5,014            5,333
Fund accounting fees .........................          27,116           11,241            9,013
Distribution and service fees ................          24,748               --            1,921
Deferred trustees' compensation (Note 3) .....          23,748            5,947            2,051
Transfer agent fees ..........................          12,283           11,544           10,422
Chief Compliance Officer fee .................           3,156               30              206
Accrued expenses .............................          34,118           43,572           37,243
                                                 -------------    -------------    -------------
Total liabilities ............................       2,830,190           77,348           67,553
                                                 -------------    -------------    -------------

NET ASSETS ...................................   $ 238,979,681    $   2,973,922    $  15,364,134
                                                 =============    =============    =============

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital) ..   $ 250,617,209    $   5,549,177    $  38,434,926
Undistributed net investment loss ............      (1,221,392)         (12,085)         (33,349)
Undistributed net realized loss
  from investment transactions ...............     (66,503,579)      (2,748,721)     (24,402,029)
Net unrealized appreciation of investments ...      56,087,443          185,551        1,364,586
                                                 -------------    -------------    -------------

NET ASSETS ...................................   $ 238,979,681    $   2,973,922    $  15,364,134
                                                 =============    =============    =============

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE:
CLASS A SHARES:
Net assets ...................................   $  32,347,629    $          --    $          --
Shares Outstanding (Unlimited number of shares
  authorized, par value $0.01) ...............       2,358,182               --               --
NET ASSET VALUE PER SHARE ....................   $       13.72    $          --    $          --
                                                 =============    =============    =============
MAXIMUM OFFERING PRICE PER SHARE
  (NET ASSET VALUE DIVIDED BY 94.25%) ........   $       14.56    $          --    $          --
                                                 =============    =============    =============

CLASS I SHARES:
Net assets ...................................   $ 206,632,052    $   2,973,922    $  15,364,134
Shares Outstanding (Unlimited number of shares
  authorized, par value $0.01) ...............      13,577,401          163,273        4,793,276
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE ...................   $       15.22    $       18.21    $        3.21
                                                 =============    =============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            STATEMENTS OF OPERATIONS
================================================================================

For the Six Months Ended April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------
                                                             PIC            PIC             PIC
                                                          SMALL CAP       FLEXIBLE         SELECT
                                                         GROWTH FUND     GROWTH FUND     GROWTH FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding
  taxes of $3,677, $76 and $650) ....................   $    222,113    $      7,466    $     60,872
Interest ............................................         63,200             798           1,940
                                                        ------------    ------------    ------------
Total investment income .............................        285,313           8,264          62,812
                                                        ------------    ------------    ------------

EXPENSES:
Management fees (Note 3) ............................      1,095,543           8,712          76,403
Administration fees (Note 3) ........................        142,855          14,876          16,978
Distribution and service fees (Notes 4 and 5):
  Class A ...........................................        105,108              --              --
  Class I ...........................................            --               --          12,734
  Custody fees ......................................         42,174           5,106           3,909
  Fund accounting fees ..............................         37,175          14,676          13,355
  Transfer agent fees (Note 3) ......................         19,505          14,698          14,145
  Registration expense ..............................         16,329           2,656           8,976
  Audit fees ........................................         13,382           8,510           8,822
  Trustees fees (Note 3) ............................          9,114           4,720           3,966
  Reports to shareholders ...........................          5,738           5,567           2,492
  Chief Compliance Officer fee ......................          4,758              43             295
  Legal fees ........................................          4,294           4,572           3,472
  Other expenses ....................................          7,305           2,767           3,968
                                                        ------------    ------------    ------------
Total expenses ......................................      1,503,280          86,903         169,515
Expenses recouped (reimbursed) by Advisor (Note 3) ..        (28,743)        (74,610)        (76,133)
                                                        ------------    ------------    ------------
Net expenses ........................................      1,474,537          12,293          93,382
                                                        ------------    ------------    ------------
Net investment loss .................................     (1,189,224)         (4,029)        (30,570)
                                                        ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions     19,015,040          (9,051)        704,822
Net unrealized appreciation (depreciation)
  during the period on investments ..................    (11,593,131)        179,938        (201,119)
                                                        ------------    ------------    ------------
Net realized and unrealized gain on investments .....      7,421,909         170,887         503,703
                                                        ------------    ------------    ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...........................   $  6,232,685    $    166,858    $    473,133
                                                        ============    ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                       PIC
                                                                    SMALL CAP
                                                                   GROWTH FUND
                                                      Six Months Ended        Year
                                                      April 30,  2005        Ended
                                                         (Unaudited)    October 31, 2004+
-----------------------------------------------------------------------------------------
OPERATIONS:
Net investment loss .................................   $  (1,189,224)   $  (3,121,952)
Net realized gain (loss) from investment transactions      19,015,040       (5,888,270)
Net unrealized appreciation (depreciation)
  during the period on investments ..................     (11,593,131)        (174,440)
                                                        -------------    -------------
Net increase (decrease) in net assets
  resulting from operations .........................       6,232,685       (9,184,662)
                                                        -------------    -------------
CAPITAL SHARE TRANSACTIONS:

Class A:
Shares sold .........................................       5,221,266       99,850,885
Shares repurchased ..................................     (78,540,961)     (34,064,592)
                                                        -------------    -------------
Net increase (decrease) from Class A capital
  share transactions ................................     (73,319,695)      65,786,293
                                                        -------------    -------------

Class B:
Shares repurchased ..................................              --               --
Shares issued in connection with the conversion
  to Class I shares* ................................              --               --
                                                        -------------    -------------
Net increase (decrease) from Class B capital
  share transactions ................................              --               --
                                                        -------------    -------------

Class I:
Shares sold .........................................      23,166,452       94,747,016
Shares repurchased ..................................     (35,348,008)    (124,820,518)
Shares issued in connection with the conversion
  from Class B shares* ..............................              --               --
                                                        -------------    -------------
Net increase (decrease) from Class I capital
  share transactions ................................     (12,181,556)     (30,073,502)
                                                        -------------    -------------
Redemption fees .....................................           2,663             --
                                                        -------------    -------------
Total increase (decrease) in net assets from
  capital share transactions ........................     (85,498,588)      35,712,791
                                                        -------------    -------------
Total increase (decrease) in net assets .............     (79,265,903)      26,528,129

NET ASSETS:
Beginning of period .................................     318,245,584      291,717,455
                                                        -------------    -------------
End of period .......................................   $ 238,979,681    $ 318,245,584
                                                        =============    =============
Undistributed net investment loss at end of period ..   $  (1,221,392)   $     (32,168)
                                                        -------------    -------------
FUND SHARE TRANSACTIONS:

Class A:
Shares sold .........................................         365,756        6,869,244
Shares repurchased ..................................      (5,413,711)      (2,484,675)
                                                        -------------    -------------
Net increase (decrease) in Class A fund shares ......      (5,047,955)       4,384,569
                                                        =============    =============

Class B:
Shares repurchased ..................................              --               --
Shares issued in connection with the conversion
  to Class I shares* ................................              --               --
                                                        -------------    -------------
Net decrease in Class B fund shares .................              --               --
                                                        =============    =============

Class I:
Shares sold .........................................       1,445,750        6,083,750
Shares repurchased ..................................      (2,205,868)      (7,964,548)
Shares issued in connection with the conversion
  from Class B shares* ..............................              --               --
                                                        -------------    -------------
Net increase (decrease) in Class I fund shares ......        (760,118)      (1,880,798)
                                                        =============    =============

----------
   * As of July 1, 2004, the PIC Mid Cap Growth Fund converted from Class B shares to PIC Flexible Growth Class I shares.
   + On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                 PIC                                PIC
              FLEXIBLE                             SELECT
             GROWTH FUND                         GROWTH FUND
Six Months Ended         Year       Six Months Ended         Year
 April 30, 2005         Ended         April 30, 2005         Ended
  (Unaudited)     October 31, 2004+    (Unaudited)     October 31, 2004+
--------------------------------------------------------------------------------

$      (4,029)      $    (37,233)      $    (30,570)      $   (154,599)
       (9,051)           501,554            704,822            212,369
      179,938           (587,684)          (201,119)          (750,197)
-------------       ------------       ------------       ------------
      166,858           (123,363)           473,133           (692,427)
-------------       ------------       ------------       ------------

           --                 --                 --                 --
           --                 --                 --                 --
-------------       ------------       ------------       ------------
           --                 --                 --                 --
-------------       ------------       ------------       ------------

           --           (896,838)                --                 --
           --         (5,477,411)                --                 --
-------------       ------------       ------------       ------------
           --         (6,374,249)                --                 --
-------------       ------------       ------------       ------------

      677,774                326            313,977          1,337,479
     (334,438)          (196,602)        (3,308,718)        (2,924,089)
           --          5,477,411                 --                 --
-------------       ------------       ------------       ------------
      343,336          5,281,135         (2,994,741)        (1,586,610)
-------------       ------------       ------------       ------------
           --                 --                 --                 --
-------------       ------------       ------------       ------------
      343,336         (1,093,114)        (2,994,741)        (1,586,610)
-------------       ------------       ------------       ------------
      510,194         (1,216,477)        (2,521,608)        (2,279,037)

    2,463,728          3,680,205         17,885,742         20,164,779
-------------       ------------       ------------       ------------
$   2,973,922       $  2,463,728       $ 15,364,134       $ 17,885,742
=============       ============       ============       ============
$     (12,085)      $     (8,056)      $    (33,349)      $     (2,779)
-------------       ------------       ------------       ------------

           --                 --                 --                 --
           --                 --                 --                 --
-------------       ------------       ------------       ------------
           --                 --                 --                 --
=============       ============       ============       ============

           --            (49,541)                --                 --
           --           (159,274)                --                 --
-------------       ------------       ------------       ------------
           --           (208,815)                --                 --
=============       ============       ============       ============

       37,255                 20             96,285            399,218
      (18,423)           (14,853)        (1,021,081)          (887,989)
           --            159,274                 --                 --
-------------       ------------       ------------       ------------
       18,832            144,441           (924,796)          (488,771)
=============       ============       ============       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
================================================================================

                            PIC SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                       CLASS I
                                                               -----------------------------------------------------
                                                                FOR THE       FOR THE        FOR THE        FOR THE
                                                             PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                               APRIL 30,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                 2005           2004*          2003           2002
                                                               --------       --------       --------       --------
PER SHARE DATA
Net asset value per share, beginning of period .............   $  15.13       $  15.38       $  10.58       $  13.23
Income from investment operations:
  Net investment income (loss) .............................      (0.06)         (0.14)         (0.08)         (0.10)
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments ............       0.15          (0.11)          4.88          (2.55)
                                                               --------       --------       --------       --------
Total income (loss) from investment operations .............       0.09          (0.25)          4.80          (2.65)
                                                               --------       --------       --------       --------

DISTRIBUTIONS:
  From net realized gains ..................................         --             --             --             --
                                                               --------       --------       --------       --------
  Total distributions ......................................         --             --             --             --
                                                               --------       --------       --------       --------
  Net asset value per share, end of period .................   $  15.22       $  15.13       $  15.38       $  10.58
                                                               --------       --------       --------       --------
  Total return .............................................       0.59%++       (1.63%)        45.37%        (20.03%)
                                                               ========       ========       ========       ========

RATIOS/SUPPLEMENTAL DATA:
  Net assets (dollars in millions), end of period ..........   $  206.6       $  217.0       $  249.5       $  126.6
  Ratio of expenses to average net assets:
    Before expense recoupment ..............................       1.02%+         0.99%          1.38%          1.34%
    After expense recoupment ...............................       1.00%+         0.99%          1.00%          1.00%
  Ratio of net investment loss to average net assets:
    After expense recoupment ...............................      (0.77%)+       (0.86%)        (0.78%)        (0.75%)
  Portfolio turnover rate ..................................      28.44%++       99.08%        106.81%        100.71%

----------
   # Per share numbers have been calculated using the average shares method. ++ Not annualized.
   +  Annualized.
   * On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
================================================================================

                            PIC SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

         CLASS I                                                          CLASS A
-------------------------        -----------------------------------------------------------------------------------------
 FOR THE         FOR THE         FOR THE          FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
YEAR ENDED      YEAR ENDED     PERIOD ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
OCTOBER 31,     OCTOBER 31,      APRIL 30,       OCTOBER 31      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
   2001            2000            2005             2004*           2003            2002            2001            2000
 --------        --------        --------         --------        --------        --------        --------        --------
 $  39.06        $  28.80        $  13.67         $  13.97        $   9.65        $  12.13        $  19.38        $  13.55

    (0.08)          (0.30)          (0.15)           (0.15)          (0.15)          (0.13)          (0.15)          0.10#

    (9.61)          12.24            0.20            (0.15)           4.47           (2.35)          (7.10)           5.73
 --------        --------        --------         --------        --------        --------        --------        --------
    (9.69)          11.94            0.05            (0.30)           4.32           (2.48)          (7.25)           5.83
 --------        --------        --------         --------        --------        --------        --------        --------

   (16.14)          (1.68)             --               --              --              --              --              --
 --------        --------        --------         --------        --------        --------        --------        --------
   (16.14)          (1.68)             --               --              --              --              --              --
 --------        --------        --------         --------        --------        --------        --------        --------
 $  13.23        $  39.06        $  13.72         $  13.67        $  13.97        $   9.65        $  12.13        $  19.38
 --------        --------        --------         --------        --------        --------        --------        --------
   (37.11%)         42.29%           0.37%++         (2.15%)         44.77%         (20.45%)        (37.41%)         43.03%
 ========        ========        ========         ========        ========        ========        ========        ========

 $  176.0        $  239.5        $   32.3         $  101.3        $   42.2        $   35.3        $   39.6        $   59.5

     1.26%           1.25%           1.42%+           1.36%           2.09%           1.86%           1.81%           1.88%
     1.00%           1.00%           1.40%+           1.37%           1.45%           1.45%           1.45%           1.45%
    (0.59%)         (0.64%)         (1.28%)+         (1.24%)         (1.23%)         (1.20%)         (1.04%)         (0.93%)
    99.00%         143.39%          28.44%++         99.08%         106.81%         100.71%          99.00%         143.39%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
================================================================================

                            PIC FLEXIBLE GROWTH FUND
--------------------------------------------------------------------------------
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                FOR THE        FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                                              PERIOD ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                APRIL 30,     OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
CLASS I SHARES                                    2005           2004*#       2003*        2002*        2001*        2000*
--------------                                  --------       --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value per share,
  beginning of period .......................   $  17.06       $  17.62     $  12.85     $  15.47     $  30.42     $  15.60
Income from investment operations:
Net investment loss .........................      (0.02)         (0.26)       (0.29)       (0.37)       (0.36)       (0.31)
Net realized gains (losses) and change
  in unrealized appreciation or
  depreciation on investments ...............       1.17          (0.30)        5.06        (2.25)      (13.37)       15.13
                                                --------       --------     --------     --------     --------     --------
Total income (loss) from
  investment operations .....................       1.15          (0.56)        4.77        (2.62)      (13.73)       14.82
                                                --------       --------     --------     --------     --------     --------

DISTRIBUTIONS:
From net realized gains .....................         --             --           --           --        (1.22)          --
                                                --------       --------     --------     --------     --------     --------
Total distributions .........................         --             --           --           --        (1.22)          --
                                                --------       --------     --------     --------     --------     --------
Net asset value per share,
  end of period .............................   $  18.21       $  17.06     $  17.62     $  12.85     $  15.47     $  30.42
                                                --------       --------     --------     --------     --------     --------
Total return ................................       6.74%++       (3.18%)      37.12%      (16.94%)     (46.85%)      95.00%
                                                ========       ========     ========     ========     ========     ========

RATIOS/SUPPLEMENTAL DATA:
Net assets (dollars in millions),
  end of period .............................   $    3.0       $    2.5     $    3.7     $    3.5     $    5.6     $    9.4
Ratio of expenses to average net assets:
Before expense reimbursement ................       6.98%+         7.24%       10.38%        4.03%        3.53%        3.75%
After expense reimbursement .................       0.99%+         1.55%        2.14%        2.14%        2.14%        2.14%
Ratio of net investment loss
  to average net assets:
After expense reimbursement .................      (0.32%)+       (1.25%)      (1.87%)      (1.99%)      (1.79%)      (1.76%)
Portfolio turnover rate .....................      33.33%++      171.99%      133.51%      259.63%      148.64%      185.88%

----------
   * As of July 1, 2004, the PIC Mid Cap Growth Fund converted from Class B shares to PIC Flexible Growth Class I shares.
   ++ Not annualized.
   +  Annualized.
   # On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
================================================================================

                             PIC SELECT GROWTH FUND
--------------------------------------------------------------------------------
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                 FOR THE        FOR THE      FOR THE    MAY 1, 2002      FOR THE      FOR THE     DEC. 29, 1999**
                               PERIOD ENDED    YEAR ENDED   YEAR ENDED    THROUGH       YEAR ENDED   YEAR ENDED      THROUGH
                                 APRIL 30,     OCTOBER 31,  OCTOBER 31,  OCTOBER 31,     APRIL 30,    APRIL 30,      APRIL 30,
CLASS I SHARES                     2005           2004@        2003         2002*          2002         2001           2000
--------------                   --------       --------     --------     --------       --------     --------       --------
PER SHARE DATA
Net asset value per share,
  beginning of period ........   $   3.13       $   3.25     $   2.76     $   3.82       $   5.42     $   9.61       $  10.00
Income from investment
  operations:
Net investment loss ..........      (0.01)         (0.03)       (0.02)       (0.01)         (0.03)       (0.04)         (0.02)
Net realized gains (losses)
  and change in
  unrealized appreciation
  or depreciation on
  investments ................       0.09          (0.09)        0.51        (1.05)         (1.57)       (4.15)       (0.37)^
                                 --------       --------     --------     --------       --------     --------       --------
Total income (loss)
  from investment
  operations .................       0.08          (0.12)        0.49        (1.06)         (1.60)       (4.19)         (0.39)
                                 --------       --------     --------     --------       --------     --------       --------
Net asset value per share,
  end of period ..............   $   3.21       $   3.13     $   3.25     $   2.76       $   3.82     $   5.42       $   9.61
                                 --------       --------     --------     --------       --------     --------       --------
Total return .................       2.56%++       (3.69%)      17.75%      (27.75%)++     (29.52%)     (43.60%)        (3.90%)++
                                 ========       ========     ========     ========       ========     ========       ========

RATIOS/SUPPLEMENTAL DATA:
Net assets (dollars in
  millions), end of
  period .....................   $   15.4       $   17.9     $   20.2     $   16.1       $   22.1     $   26.7       $   31.3
Ratio of expenses to
  average net assets:
Before expense
  reimbursement ..............       2.00%+         1.94%        2.25%        2.14%+         1.94%        1.88%          1.31%+
After expense
  reimbursement ..............       1.10%+         1.13%        1.30%        1.30%+         1.30%        1.30%          0.60%+
Ratio of net investment
  income (loss) to average
  net assets:
After expense
  reimbursement ..............      (0.36%)+       (0.77%)      (0.80%)      (0.95%)+        0.94%       (0.78%)        (0.57%)+
Portfolio turnover rate ......      27.09%++       87.91%      136.00%       84.00%++      140.00%      137.00%         80.00%++

----------
   *  The PIC Twenty Fund changed its fiscal year end from April 30 to October
      31.
   ** Commencement of operations.
   ^ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
   # Per share numbers have been calculated using the average shares method. ++ Not annualized.
   +  Annualized.
   @ On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS at April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

1 - ORGANIZATION

The PIC Flexible Growth Fund (formerly PIC Mid Cap Fund), PIC Small Cap Fund and PIC Select Growth Fund (formerly PIC Twenty Fund) are diversified series of shares of beneficial interest of Advisors Series Trust ("the Trust") which is registered under the Investment Company Act of 1940 as an open-end management investment company. The PIC Small Cap Growth Fund - Class I commenced operations on September 30, 1993 and the PIC Small Cap Growth Fund - Class A commenced operations on February 3, 1997. The PIC Flexible Growth Fund commenced operations on March 31, 1999. The PIC Select Growth Fund commenced operations on December 29, 1999.

2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. SECURITY VALUATION: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value.

   B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

   D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

   E. SECURITIES LOANS. The Funds may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

   F. REDEMPTION FEES. The Funds charge a 1% redemption fee to shareholders who redeem shares held for less than 30 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

   G. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

   H. IN-KIND REDEMPTIONS. During the year ended October 31, 2004, the PIC Growth Fund realized $1,480,378 of net capital gains resulting from an in-kind redemption. A shareholder exchanged fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital. Such reclassification has no effect on the Fund's net assets.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS at April 30, 2005 (Unaudited) - (continued)
--------------------------------------------------------------------------------

3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES For the six months ended April 30, 2005, Provident Investment Counsel, Inc. (the "Advisor"), an indirect, wholly owned subsidiary of Old Mutual PLC, provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the PIC Small Cap Growth Fund, 0.70% based upon the average daily net assets of the PIC Flexible Growth Fund, and 0.90% based upon the average daily net assets of the PIC Select Growth Fund. For the six months ended April 30, 2005, the PIC Small Cap Growth Fund, PIC Flexible Growth Fund, and PIC Select Growth Fund incurred $1,095,543, $8,712, and $76,403 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Funds and/or to pay Fund operating expenses to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% for the PIC Small Cap Fund - Class I, 1.40% for the PIC Small Cap Fund - Class A, and 1.10% for the PIC select Growth Fund. Effective March 18, 2005, the Advisor has agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 0.95% for the PIC Flexible Growth Fund. For the period October 1, 2004 through March 17, 2005, the Advisor agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.00% for the PIC Flexible Growth Fund. Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds' obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds' expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board's subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Funds' payment of current ordinary operating expenses. For the six months ended April 30, 2005, the Advisor reduced its fees and absorbed Fund expenses in the amount of $28,743, $74,610 and $76,133 for the PIC Small Cap Fund, PIC Flexible Growth Fund and PIC Select Growth Fund, respectively.

At April 30, 2005, the amount available for reimbursement to the Advisor by each Fund, is as follows:

          FUND                                          TOTAL
          ----                                          -----
        PIC Small Cap Growth Fund                   $ 1,595,957
        PIC Flexible Growth Fund                    $   689,676
        PIC Select Growth Fund                      $   477,603

At April 30, 2005, accumulative expenses subject to recapture for the Funds expire as follows:

                                                    OCTOBER 31,
                                    --------------------------------------------
FUND                                  2005        2006        2007        2008
----                                  ----        ----        ----        ----
PIC Small Cap Growth Fund           $727,184    $840,030    $     --    $ 28,743
PIC Flexible Growth Fund            $194,844    $250,024    $170,198    $ 74,610
PIC Select Growth Fund              $ 75,439    $164,099    $161,932    $ 76,133

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agents and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate from each Fund:

FUND ASSET LEVEL                             FEE RATE
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS at April 30, 2005 (Unaudited) - (continued)
--------------------------------------------------------------------------------

For the six months ended April 30, 2005, the PIC Small Cap Growth Fund, PIC Flexible Growth Fund, and PIC Select Growth Fund incurred $142,855, $14,876, and $16,978 in administration fees, respectively.

U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the Fund Accountant and Transfer Agent to the Funds. U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds' custodian.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also officers of the Administrator and Distributor.

The PIC Investment Trust (previous Trust of the Funds) approved a Deferred Compensation Plan for its Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). The phantom share account is marked to market on January 1 of each calendar year. The phantom share account balances were as follows on January 1, 2005:

        PIC Small Cap Growth Fund                   $ 32,168
        PIC Flexible Growth Fund                       8,056
        PIC Select Growth Fund                         2,779

For the six months ended April 30, 2005, the PIC Small Cap Growth Fund, PIC Flexible Growth Fund, and PIC Select Growth Fund were allocated $4,758, $43, and $295, respectively of the Chief Compliance Officer fee.

4 - SHAREHOLDER SERVICING FEE

The PIC Small Cap Growth Fund - Class A and the PIC Select Growth Fund have entered into a Shareholder Servicing Agreement with the Advisor under which each Fund pays servicing fees at an annual rate of 0.15% of the average daily net assets of each Fund. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the six months ended April 30, 2005, the PIC Small Cap Fund - Class A incurred shareholder servicing fees of $39,415, and the PIC Select Growth Fund incurred $12,734 under the agreement.

5 - DISTRIBUTION COSTS

The PIC Small Cap Growth Fund - Class A has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent a compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended April 30, 2005, the PIC Small Cap Growth Fund - Class A paid the Distribution Coordinator $65,692.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS at April 30, 2005 (Unaudited) - (continued)
--------------------------------------------------------------------------------

6 - PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2005, the cost of purchases and the proceeds from sales of securities, excluding short-term securities were:

                                          PURCHASES              SALES
                                          ---------              -----
        PIC Small Cap Growth Fund        $77,030,110          $160,847,318
        PIC Flexible Growth Fund         $ 1,175,353          $    836,932
        PIC Select Growth Fund           $ 4,560,240          $  7,741,698

7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, net operating losses, and deferred trustees compensation. There were no distributions paid during the six months ended April 30, 2005 and the year ended October 31, 2004. As of October 31, 2004, the Funds' most recently completed fiscal year end, the components of net assets on a tax basis were as follows:

                                                PIC             PIC             PIC
                                             SMALL CAP        FLEXIBLE        SELECT
                                            GROWTH FUND     GROWTH FUND     GROWTH FUND
                                           -------------    -----------    ------------
Cost of investments ....................   $ 256,503,501    $ 2,443,656    $ 16,525,791
                                           =============    ===========    ============

Gross unrealized appreciation ..........      78,824,957        167,167       2,148,044
Gross unrealized depreciation ..........     (12,534,552)      (161,860)       (596,072)
                                           -------------    -----------    ------------

Net unrealized appreciation ............   $  66,290,405    $     5,307    $  1,551,972
                                           =============    ===========    ============

Undistributed ordinary income ..........         (32,168)        (8,056)         (2,779)
Undistributed long-term capital gain ...              --             --              --
                                           -------------    -----------    ------------

Total distributable earnings ...........   $     (32,168)   $    (8,056)   $     (2,779)
                                           =============    ===========    ============

Other accumulated gains (losses) .......     (85,518,619)    (2,739,670)    (25,106,851)
                                           -------------    -----------    ------------

Total accumulated earnings (losses) ....   $ (19,260,382)   $(2,742,419)   $(23,557,658)
                                           =============    ===========    ============

At October 31, 2004, certain Funds had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

                                                                 CAPITAL LOSSES EXPIRING IN:
                                 --------------------------------------------------------------------------------------------
                                      2008            2009            2010           2011            2012            TOTAL
                                      ----            ----            ----           ----            ----            -----
PIC Small Cap
  Growth Fund ................   $         --    $(27,532,087)   $(47,599,136)   $         --    $ (8,997,227)   $(84,128,450)
PIC Flexible Growth Fund .....             --      (2,153,575)       (381,989)       (203,800)             --      (2,739,364)
PIC Select Growth Fund .......     (2,916,403)    (16,860,445)     (4,086,862)     (1,229,408)             --     (25,093,118)

During the year ended October 31, 2004, the PIC Flexible Growth Fund and the PIC Select Growth Fund utilized capital loss carryforwards of $488,813 and $179,268, respectively.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTES TO FINANCIAL STATEMENTS at April 30, 2005 (Unaudited) - (continued)
--------------------------------------------------------------------------------

8 - MERGERS AND REORGANIZATIONS

On December 18, 2003 the shareholders of the Provident Investment Counsel Funds ("PIC Funds") approved the reorganization of the Funds into the Advisors Series Trust ("AST"). On December 19, 2003 the PIC Funds merged into four newly formed shell portfolios of AST. These shell portfolios were formed solely to acquire the assets and liabilities of the PIC Funds in a tax-free reorganization. As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of the reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the PIC Funds at the time of transfer were as follows:

                           NET ASSETS NET APPRECIATION

        PIC Small Cap Growth*     $ 298,377,127         $  64,913,081
        PIC Flexible Growth       $   3,625,835         $     420,487
        PIC Select Growth         $  20,778,906         $   2,687,790

*Sum of both Class I & A

Prior to reorganizing into AST the PIC Funds operated as feeders in a master-feeder structure. At the close of business on December 19, 2003, and immediately before merging into AST, the master-feeder structure was unwound and the Funds became open-end mutual funds. The unwinding of the master-feeder structure was completed on a tax-free basis. The cost basis of the holdings in the masters, at the time of the reorganization, are reflected in the holdings and operations of the Funds after the reorganization. In the case of the PIC Flexible Growth, PIC Growth and PIC Select Growth Funds the predecessor portfolios were the lone feeders that invested its assets with its corresponding master. In the case of the PIC Small Cap Growth Fund the two feeders that invested its assets in the master were reorganized as two separate classes of the new shell fund. The historical operations and performance shown for all funds and classes, represents that of the predecessor feeders.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTICE TO SHAREHOLDERS at April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders was held at the offices of Provident Investment Counsel, Inc. on December 18, 2003, to approve an Agreement and Plan of Reorganization of the Funds into newly formed series of Advisors Series Trust.

                                         FOR          AGAINST         ABSTAINED
                                         ---          -------         ---------

Approval of an Agreement and
Plan of Reorganization of the
SMALL CAP GROWTH FUND I
into a newly formed series of
Advisors Series Trust                 11,601,791         0               1,428

Approval of an Agreement and
Plan of Reorganization of the
SMALL COMPANY GROWTH FUND A
into a newly formed series of
Advisors Series Trust                 2,027,839          3,777           2,471

Approval of an Agreement and
Plan of Reorganization of the
MID CAP FUND B into a
newly formed series of
Advisors Series Trust                 109,167            1,182           0

Approval of an Agreement and
Plan of Reorganization of the
GROWTH FUND I into a
newly formed series of
Advisors Series Trust                 6,785,578          9,280           270

Approval of an Agreement and
Plan of Reorganization of the
SELECT GROWTH FUND into a
newly formed series of
Advisors Series Trust                 6,161,753          0               0

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
================================================================================

NOTICE TO SHAREHOLDERS at April 30, 2005 (continued) (Unaudited)
--------------------------------------------------------------------------------

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-618-7643 or on the U.S. Securities and Exchange Commision's website at www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-618-7643. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at www.sec.gov.

QUARTERLY FILINGS FROM FORM N-Q

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Forms N-Q is also available upon request by calling 1-800-618-7643.

                                PIC MUTUAL FUNDS
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS - ADVISORS SERIES TRUST
--------------------------------------------------------------------------------
WALTER E. AUCH, Independent Trustee
JAMES CLAYBURN LAFORCE, Independent Trustee
DONALD E. O'CONNOR, Independent Trustee
GEORGE J. REBHAN, Independent Trustee
GEORGE T. WOFFORD III, Independent Trustee
ERIC M. BANHAZL, President and Trustee
BUD SLOTKY, Vice President and Chief Compliance Officer
RODNEY A. DEWALT, Secretary DOUGLAS G. HESS, Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PROVIDENT INVESTMENT COUNSEL
300  N.  Lake  Avenue
Pasadena,  CA  91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TAIT, WELLER & BAKER
1818 Market Street, Suite 2400
Philadelphia, PA 19103

--------------------------------------------------------------------------------
WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?
--------------------------------------------------------------------------------

COMMITMENT TO OUR SHAREHOLDERS
------------------------------
      o Dedicated investment team managing your investments
      o Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
----------------------------
      o "Pure growth" philosophy and consistent investment style
      o "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
------------------------------------
      o Significant number of professionals committed to growth philosophy
      o Transparent process that "digs deep" into company fundamentals

================================================================================
This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2004, this annual report must be accompanied by performance updates for the most recent calendar quarter.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                      Shareholder Services: (800) 618-7643
                            Website: www.provnet.com
                                                                         (06/04)

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. THERE HAVE BEEN NO MATERIAL CHANGES TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Not applicable.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         (Registrant)  ADVISORS SERIES TRUST

         By (Signature and Title)  /S/ ERIC M. BANHAZL
                                  ----------------------------
                                   Eric M. Banhazl, President

         Date   July 8, 2005
                --------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)*  /S/ [ERIC M. BANHAZL
                                    --------------------
                                    Eric M. Banhazl, President

         Date   July 8, 2005
                --------------------------------------------------------

         By (Signature and Title)*  /S/ DOUGLAS G. HESS
                                    ---------------------
                                    Douglas G. Hess, Treasurer

         Date   July 8, 2005
                --------------------------------------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.